Toys“R”Us, Inc. Investor Presentation July 30, 2015 Exhibit 99.1

|
Forward Looking Statements
This presentation contains “forward-looking” statements within the meaning of the federal securities laws, and such statements are intended to be covered by the safe harbors created thereby. These forward-looking statements reflect our current views with respect to, among other things, our operations and financial performance. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,”
“foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, our strategy, store openings, integration and remodeling, the development, implementation and integration of our Internet business, future financial or operational performance, projected sales for certain periods, comparable store net sales from one period to another, cost savings, results of store closings and restructurings, outcome or impact of pending or threatened litigation, domestic or international developments, amount and allocation of future capital expenditures, growth initiatives, inventory levels, cost of goods, selection and type of merchandise, marketing positions, implementation of safety standards, future financings, estimates regarding future effective tax rates, and other goals and targets and statements of the assumptions underlying or relating to any such statements.
These statements are subject to risks, uncertainties and other factors, including, among others, the seasonality of our business, competition in the retail industry, changes in our product distribution mix and distribution channels, general economic factors in the United States and other countries in which we conduct our business, consumer spending patterns, birth rates, our ability to implement our strategy including implementing initiatives for season, our ability to recognize cost savings, implementation and operation of our new eCommerce platform, marketing strategies, the availability of adequate financing, access to trade credit, changes in consumer preferences, changes in employment legislation, our dependence on key vendors for our merchandise, political and other developments associated with our international operations, potential savings in connection with any store closings, costs of goods that we sell, labor costs, transportation costs, domestic and international events affecting the delivery of toys and other products to our stores, product safety issues including product recalls, the existence of adverse litigation, changes in laws that impact our business, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements and other risks, uncertainties and factors set forth under Item1A entitled “RISK FACTORS” of
Toys“R”Us, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and its other reports and documents filed with the Securities and
Exchange Commission. In addition, we typically earn a disproportionate part of our annual operating earnings in the fourth quarter as a result of seasonal buying patterns and these buying patterns are difficult to forecast with certainty. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in those reports and documents. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules and regulations. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement.
PRELIMINARY ESTIMATES
The presentation includes an estimated Last Twelve Months (LTM) Adjusted EBITDA for the second quarter of fiscal 2015, which is based on preliminary internal financial reports and is subject to revision based on the completion of the second fiscal quarter and the quarterly accounting and financial reporting processes.  Accordingly, our actual results may differ from this estimate and such a difference may be material.

David Brandon Chairman & CEO 3 |

Company Overview and FY 2014/Q1 2015 Highlights 4 | 1

|
Toys“R”Us Unique Brand Strengths
Iconic brand with
global recognition
Growing international
presence
Strongest growth coming from China
and Southeast Asia
Net sales of $12 billion
–
61% U.S.; 39% International
–
Significant liquidity
$1.2 billion in global
internet sales and growing
Omnichannel initiatives providing
efficiencies and
growth opportunities
A strong and loyal customer base
Well-established vendor relationships
19 million active loyalty members in the
U.S. and millions more in international
programs
Working with key vendors on joint business
planning and optimizing supply chain
Continue to obtain exclusive offerings

|
Global Footprint and Growing International Presence
As of May 2, 2015
OPERATED INT’L MARKETS ACCOUNTED FOR 39% OF TOTAL 2014 ANNUAL NET SALES
North America
Operated: 953
Middle East
Licensed: 58
Asia
Operated*: 323
Licensed: 59
Excludes express stores with a cumulative lease term of less than 2 years
* Includes a Joint Venture in which we hold a 70% ownership (160 stores)
Africa
Licensed: 74
Europe
Operated: 287
Licensed: 53
Australia
Operated: 34

|
Company Highlights –
FY 2014/YTD 2015
Improving
customer
satisfaction
1
Refinanced
2016
maturities
2
3
First annual
net sales
growth since
FY 2010
1
4
FFG delivers
$111M of
savings in FY
2014
5
Adj. EBITDA
grew by
10% in FY
2014
6
Q1‘15 LTM
Adj. EBITDA
of $685M
2
7
FFG savings
target
increased
to $325M
8
Hired
Dave
Brandon
9
Moving
eCommerce
in-house by
mid-2016
Extended
$1.85BN
Delaware ABL
in March 2014
10
1
On a constant FX basis
2
See Appendix for Adjusted EBITDA reconciliation
Note: FFG = Fit for Growth
2014
YTD 2015
Estimated
Q2’15 LTM
Adj. EBITDA
of $700M+
2
11

$1,229
$1,151
$1,135
$1,005
$782
1%
15%
22%
35%
44%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Traditional DC Fulfillment
Omnichannel

Growth - eCommerce 8 | Bringing eCommerce platform in-house by mid-2016 to increase control Traditional DC Fulfillment Omnichannel $’s in millions

Excludes
($51M)
charge
in
Q4
2013
(+1.5%
impact),
$11M
benefit
in
Q1
2014
(-0.7%
impact)
and
($19M)
charge
in
Q2
2014
(+1.3%
impact)
related
to excess and obsolete inventory identified in Q4 2013
Includes
a
$2M
benefit
in
Q1
2013
(+0.1%
impact)
related
to
unrecognized
dotcom
sales,
and
excludes
$3M
recorded
in
Q2
2013
(-0.2%
impact)
related to a dotcom prior period sales adjustment
9
|
Improving U.S. Gross Margin Trends
36.5%
36.4%
33.5%
30.2%
35.0%
36.0%
35.3%
32.4%
35.9%
29.0%
31.0%
33.0%
35.0%
37.0%
39.0%
Q1
Q2
Q3
Q4
2013
2014
2015

|
Fit For Growth Savings
•
Significant cost savings already achieved with a clear path to additional savings identified
–
In FY 2014 identified $237 in global margin & SG&A savings
–
As initiatives have taken hold, additional $88 identified in the US taking total global savings to $325
$’s in millions
Initiatives
Domestic
International
Consolidated
Marketing Effectiveness
$84
$--
$84
End-to-End
21
--
21
Private Label
18
12
30
Sub-total Margin
$123
$12
$135
In-Store Operations
53
14
67
Supply Chain
4
9
13
Organizational Effectiveness
25
12
37
Procurement & Other
58
15
73
Sub-total SG&A
$140
$50
$190
Fit For Growth Total
$263
$62
$325
Margin
SG&A

7.5x
6.4x
8.5x
7.0x
2013
2014
2014
2015
Q1
Q4
$583
$642
$685
$700
$747
$22
$25
FY 2013
FY 2014
LTM
Q1 2015
Estimated
LTM
Q2 2015
FAO /
Times
Square
Consultant
Fees /
Other
Estimated
Pro Forma
LTM Q2
2015
11
|
Forward Adjusted EBITDA Momentum
LTM Adj. EBITDA
Net Debt / LTM Adj. EBITDA
$’s in millions
•
We expect an end to FFG consultants in 2015
•
Further upside from annualization
of remaining FFG initiatives (not currently quantified)
•
Company continues to delever
+
+
Deleveraged by 1.5x

Total Liquidity     $1,835        $1,505        $1,176         $1,407         $1,773          $1,125
12 |
Global Liquidity
$’s in millions
Significant liquidity even during FY 2014 peak borrowing
with corresponding excess availability of $910
Draw for Oct. 2014 Refi……………...($134)
Decr. in U.S./Can Borrowing Base..($116)
Decr. in Japan Credit Line………………($71)
Incr. in Annual Bonus………………….…($63)
Liquidity Reconciliation
4
Change of $380
Main drivers of change in total liquidity
between Q1 2014 and Q1 2015 are:
108
324
514
1,003
99
533
$-
$500
$1,000
$1,500
$2,000
$2,500
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
Gross Borrowing Capacity
Cash
Usage (including LCs)
$1,943
$1,829
$1,690
$2,410
$1,872
$1,658
3
2
1
Note: Total borrowing capacity takes into consideration the $125 million excess availability covenant at Toys-Delaware, does not include Toys Labuan uncommitted lines

Inc. Notes
Inc. Notes
Propco II
Notes
Delaware
B-2/B-3
Propco I
Term Loan
Delaware
FILO
Delaware
B-4 Loan
UK
Propco
0
200
400
600
800
1,000
1,200
1,400
1,600
2015
2016
2017
2018
2019
2020+
13
|
Debt Maturities
Maturity Profile
Note: Excludes $13 million capital lease obligations, $189 million of finance obligations associated with capital projects, and $47 million of mandatory prepayments related to Propco I Term loan where the cash is currently held on deposit
Debt presented at face value
$’s in millions | As of FY 2014
2017 Maturity Profile
Q1
Q2
Q3
Q4
$ --
$ --
$450
$725
No significant debt maturities until August 2017 provides a
clear path for business plan execution

Toys“R”Us Transformation
14 |
Transformed
Customer Experience
•
Increased GSAT
scores
•
eCommerce
•
Babies“R”Us
focus
Develop High
Performing Teams
Become Fit for
Growth
Growth
Executed
Executed
Executing
Entering Phase
•
New management
hires
•
Store productivity
•
Rewards/
recognition
•
Streamline costs
•
$325M of cost
savings
•
$155M through
Q1
•
Hired CEO, David
Brandon
•
Insourcing
eCommerce
1
2
3
4

Financial Summary 15 | 2

$583
$642
$666
$24
FY 2013
FY 2014
FX
Adjusted FY
2014
$3,856
$3,796
$3,855
$59
FY 2013
FY 2014
FX
Adjusted FY
2014
$12,543
$12,361
$12,604
$243
FY 2013
FY 2014
FX
Adjusted FY
2014
$4,439
$4,438
$4,521
$83
FY 2013
FY 2014
FX
Adjusted FY
2014
Toys“R”Us,
Inc.
Summary
P&L
–
Full
Year
16 |
Adjusted SG&A
Adjusted EBITDA
Net Sales                         (1.5%)                                 0.5%
SFS Change                      0.0%                                   0.0%
Adj. Gross Margin                35.9%                                35.9%
Adj. SG&A Margin         30.7%                                     30.6%
Adj. EBITDA Margin           5.2%                                        5.3%
Note: SG&A includes Other Income
See Appendix for summary of adjustments to the above balances
Net Sales
Adjusted Gross Margin
$’s in millions

Toys“R”Us,
Inc.
Summary
P&L
–
Q1
2015
17 |
Adjusted SG&A
Adjusted EBITDA
Net Sales
(6.2%)                                  (0.9%)
SFS Change                       (1.0%)                                 (1.0%)
Adj. Gross Margin                37.1%                                37.1%
Adj. SG&A Margin            34.1%                                34.2%
Adj. EBITDA Margin              3.0%                                  2.9%
$2,479
$2,325
$2,456
$131
Q1 2014
Q1 2015
FX
Adjusted Q1
2015
$907
$862
$912
$50
Q1 2014
Q1 2015
FX
Adjusted Q1
2015
$880
$792
$841
$49
Q1 2014
Q1 2015
FX
Adjusted Q1
2015
$27
$70
$71
$1
Q1 2014
Q1 2015
FX
Adjusted Q1
2015
Net Sales
Adjusted Gross Margin
$’s in millions
Note: SG&A includes Other Income
See Appendix for summary of adjustments to the above balances

|
2015 North American ABL Availability
$’s in millions
$844
$854
$703
$777
$848
$490
$103
$216
$342
$877
$99
$464
--
$500
$1,000
$1,500
$2,000
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015
Usage (incl LC's)
Excess Availability (net of $125 million covenant)

19 | 2015 European/Australian ABL Availability $’s in millions -- $21 $61 $65 -- $33 $107 $122 $70 $138 $86 $81 -- $50 $100 $150 $200 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 Usage Excess Availability

Trade Credit Overview 20 | 3

|
Big Three Credit Insurers
•
S&P rated: AA-
•
In business for 99 years
•
34% market share (#1)
•
Look after 52,000 companies
•
20,000 credit decisions per day
•
40 million companies
monitored
•
Member of Allianz
Euler Hermes
•
Moody’s rated: A2
•
In business for 70 years
•
Present in 99 countries
•
Look after 40,000 companies
•
10,000 credit decisions a day
•
Natixis is a major shareholder
Coface
•
Moody’s rated: A3
•
In business for 90 years
•
31% market share
•
Present in 50 countries
•
Provide information on 200
million companies
Atradius
Source: Company websites

22 |
Trade Creditor Illustrative Example
•
In certain instances we may assist vendors with early payments, which is a timing based action
•
However, in these instances we work with our vendor partners such that the exchange is mutually beneficial for both them and us
•
In the example above, we may have differing terms of early payment based on the size of the vendor
Terms
Original
Potential Offer
Inventory Purchase Amount
$100
$100
Terms
Net / 45
1.5% / 10
Payment Amount
$100
$98
APR
--
16.0%

$1,440
$1,442
$2,168
$1,353
$1,329
$779
$733
$890
$569
$663
$177
$169
$266
$142
$172
$2,396
$2,344
$3,324
$2,064
$2,164
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
Domestic
Europe/Asia/Australia
Canada
23 |
Inventory By Region
$’s in millions
Note: Includes FX impact
Total Liquidity    $1,505                  $1,176                $1,407                  $1,773                   $1,125

Appendix 4 24 |

|
Capital Structure
$’s in millions | as of May 2, 2015
Toys“R”Us, Inc.
Toys“R”Us Property
Company II, LLC
(“PropCo II”)
Toys“R”Us Property
Company II, LLC
(“PropCo II”)
Term Loan | $970
Senior Notes
|
$850
Note:
Chart
has
been
simplified
and
does
not
include
all
entities;
debt
balances
presented
at
face
value
and
excludes
capital
leases
and
finance
obligations associated with capital projects
Toys“R”Us Property
Company I, LLC
(“PropCo I”)
Toys“R”Us Property
Company I, LLC
(“PropCo I”)
Toys“R”Us-
Delaware, Inc.
(Toys-Delaware)
Toys“R”Us-
Delaware, Inc.
(Toys-Delaware)
Toys“R”Us
Europe
Toys“R”Us
Europe
Toys“R”Us
Japan
Toys“R”Us
Japan
Asia Joint Venture
Asia Joint Venture
Credit Lines|
$36
Bank Loans | $59
Short-term
borrowings| $6
Secured
Notes | $725
European PropCos
(UK, France, & Spain)
European PropCos
(UK, France, & Spain)
Loans | $482
ABL |
$367
Loans
and Notes | $1,525
ABL | $33

|
Capital Structure Overview
As of May 2, 2015
Note: Debt presented at face value
Amortization & Principal Repayments
Fiscal Year
($'s in millions)
Maturity
Rate
Amount
2015
2016
2017
2018
2019
2020+
CFR/CCR: B3/B-
Cash
$453

Delaware Recourse Debt
U.S./Canadian ABL
3/21/19
L + 1.50%
$367

$--

$--

$--

$--

$367

$--

FILO
10/24/19
L + 7.25%
280
--
--
--
--
280
--
B2/B3
5/25/18
L + 3.75%
200
5
6
6
183
--
--
B4/ New Delaware Financing
4/24/20
L + 8.75%
1,023
8
10
10
10
10
975
Debentures
9/1/21
8.750%
22
--
--
--
--
--
22
Capital Leases & Other
Various
12.00%
178
4
3
2
1
0
168
Total Third Party Delaware Recourse Debt
2,070
17
19
18
194
657
1,165
Propco II
12/1/17
8.500%
725
--
--
725
--
--
--
Total Delaware Debt (10-Q Filing)
2,795
17
19
743
194
657
1,165
10.375% Notes due 2017
8/15/17
10.375%
450
--
--
450
--
--
--
7.375% Notes due 2018
10/15/18
7.375%
400
--
--
--
400
--
--
Propco I
8/21/19
L + 5.00%
970
47
--
--
--
923
--
Inc. Capital Leases
Various
Various
16
16
--
--
--
--
--
Total Domestic/Inc. Debt
4,631
80
19
1,193
594
1,580
1,165
International Silo Debt
European/Australian ABL
3/8/16
L + 2.50%
33
--
33
--
--
--
--
Spain Propco
1/29/16
E + 6.00%
31
31
--
--
--
--
--
French Propco
2/27/18
E + 4.50%
52
1
1
1
49
--
--
UK Propco
7/7/20
6.85%
399
--
--
--
--
--
399
Japanese Debt
Various
2.00%
95
50
33
3
3
3
3
JV Debt
Various
2.00%
6
6
--
--
--
--
--
International Capital Leases
Various
Various
10
1
1
1
1
1
5
Total International Debt
626
89
68
5
53
4
407
Total Debt
$5,257

$169

$87

$1,198

$647

$1,584

$1,572

|
Toys“R”Us, Inc. Annual Adjusted EBITDA Reconciliation
(1) The impact of these adjustments are excluded from the Gross Margin balances in this presentation
(2) The impact of these adjustments are excluded from the SG&A balances in this presentation
(3) The impact of these adjustments are excluded from the Other Income balances in this presentation
Fiscal Year
($'s in millions)
2010
2011
2012
2013
2014
Operating earnings (loss) attributable to Toys "R" Us, Inc.
$647
$580
$555
($353)
$187
Depreciation and amortization
388
403
407
388
377
EBITDA
$1,035
$983
$962
$35
$564
Adjustments:
Obsolete inventory clearance
(1)
--
--
--
51
8
Prior period adjustments
(1)
--
--
--
(1)
--
Compensation expense
(2)
6
1
2
3
22
Sponsors’ management and advisory fees
(2)
20
20
21
22
18
Severance
(2)
4
7
3
13
17
Store closure costs
(2)
5
5
7
2
4
Obsolete inventory clearance
(2)
--
--
--
--
1
Property losses, net of insurance recoveries
(2)
--
11
8
--
(9)
Litigation
(2)
23
8
1
23
(8)
Certain accounting transaction costs
(2)
--
6
6
1
(2)
Foreign currency re-measurement
(3)
--
--
--
--
15
Prior period adjustments
(2)
16
--
--
17
--
Restructuring
(2)
3
3
2
--
--
Transfer tax benefit
(2)
6
--
(1)
--
--
Impairment of long-lived assets
(3)
11
6
11
44
13
Net gains on sales of properties
(3)
(10)
(3)
(4)
(8)
(5)
Net (loss) earnings attributable to noncontrolling interest
(1)
2
1
3
4
Goodwill impairment
--
--
--
378
--
Acquisition Cost
(2)
--
4
--
--
--
Loss on Liquidation of TRU (HK) Limited
(3)
--
1
--
--
--
Adjusted EBITDA
$1,118
$1,054
$1,019
$583
$642

|
Toys“R”Us, Inc. Quarterly Adjusted EBITDA Reconciliation
(1) The impact of these adjustments are excluded from the Gross Margin balances in this presentation
(2) The impact of these adjustments are excluded from the SG&A balances in this presentation
(3) The impact of these adjustments are excluded from the Other Income balances in this presentation
LTM
($'s in millions)
Q1 2013
Q1 2014
Q2 2014
Q1 2015
Q1 2014
Q1 2015
Q2 2015F
Operating (loss) earnings attributable to Toys "R" Us, Inc.
($73)
($91)
($43)
($31)
($371)
$247
$281
Depreciation and amortization
100
104
95
87
392
$360
353
EBITDA
$27
$13
$52
$56
$21
$607
$634
Adjustments:
Obsolete inventory clearance
(1)
--
(11)
--
--
40
19
--
Prior period adjustments
(1)
2
--
--
--
(3)
--
--
Compensation expense
(2)
1
--
5
3
2
25
29
Sponsors’ management and advisory fees
(2)
6
6
6
5
22
17
11
Severance
(2)
4
11
4
5
20
11
12
Store closure costs
(2)
--
5
--
4
7
3
4
Obsolete inventory clearance
(2)
--
--
20
--
--
1
--
Property losses, net of insurance recoveries
(2)
--
--
(7)
--
--
(9)
(2)
Litigation
(2)
--
--
--
--
23
(8)
(9)
Certain accounting transaction costs
(2)
1
--
1
1
--
(1)
(2)
Foreign currency re-measurement
(3)
--
--
--
(6)
--
9
11
Prior period adjustments
(2)
--
--
--
--
17
--
--
Restructuring
(2)
--
--
--
--
--
--
--
Transfer tax benefit
(2)
--
--
--
--
--
--
--
Impairment of long-lived assets
(3)
2
3
4
2
45
12
10
Net gains on sales of properties
(3)
(2)
--
(3)
(1)
(6)
(6)
(3)
Net earnings attributable to noncontrolling interest
--
--
1
1
3
5
5
Goodwill impairment
--
--
--
--
378
--
--
Acquisition Cost
(2)
--
--
--
--
--
--
--
Loss on Liquidation of TRU (HK) Limited
(3)
--
--
--
--
--
--
--
Adjusted EBITDA
$41
$27
$83
$70
$569
$685
$700